UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 29, 2005

Worldwide Biotech and Pharmaceutical Company
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Fenghui South Road, Jie Zuo Mansion, 15 th Floor, A10-11501,
Xi n, Shaanxi, P.R. China, 710075
(Address of principal executive offices)

86-29-88193339
(Registrant telephone number, including area code)

SUN CITY INDUSTRIES, INC.
110 Sarasota Quay, Sarasota, Florida 34236
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 30, 2005, the Registrant dismissed Sherb & Co., LLP (Sherb) as its independent certifying accountant. Sherb had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of December 31, 2004 and interim reports through the company last 10-QSB for the period ending September 30, 2005. The reports of Sherb on the consolidated financial statements of the Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant ability to continue as a "going concern." The decision to change accountants was approved by the Board of Directors of the Registrant on December 23, 2005.

In connection with the audits for the most recent fiscal years and in connection with Sherb review of the subsequent interim periods through the date of dismissal on December 30, 2005, there have been no disagreements between the Registrant and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference thereto in their report on the Registrant financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Sherb and requested it to furnish a letter to the Securities and Exchange Commission as to whether Sherb agrees or disagrees with, or wishes to clarify the Registrant expression of its views. A copy of Sherb letter to the Commission is included as an exhibit to this filing.

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers

(b) Resignation of Officers and Directors.

Mr. Hengli Tang resigned his position as Vice President of Technology, effective December 30, 2005. There are no material disagreements between Mr. Tang and the company and Mr. Tang resignation was voluntary. Mr. Tang has been appointed as the Chairman of Scientific Advisory Board of the Registrant.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

16  Letter from Sherb & Co. dated January 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Biotech and
Pharmaceutical Company

/s/ Wenxiz Guo
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Wenxia Guo
Title: President and CEO

Dated: January 5, 2006